UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

The Chefs’ Warehouse, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 15, 2015.

Meeting Information
THE CHEFS’ WAREHOUSE, INC.		Meeting Type: Annual Meeting
For holders as of: March 18, 2015
Date: May 15, 2015 Time: 10:00 AM EDT
	Location:	The Ridgefield Playhouse
80 East Ridge Street
Ridgefield, Connecticut 06877 Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/chef15.

The Chefs’ Warehouse, Inc. will also be hosting the Meeting live via the Internet this year. To attend the Meeting via the Internet please visit www.virtualshareholdermeeting.com/chef15 and be sure to have your 16-digit Control Number to enter the Meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M90091-P60156

—— Before You Vote —— How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
Notice and Proxy Statement 10K Wrap
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2015 to facilitate timely delivery.

—— How To Vote —— Please Choose One of the Following Voting Methods
Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet:
Before The Meeting:	Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

During The Meeting:	Go to www.virtualshareholdermeeting.com/chef15. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

M90092-P60156

Voting Items

The Board of Directors recommends you vote FOR

the following:

1.	Election of Directors

Nominees:

01)	Dominick Cerbone	05)	Stephen Hanson
02)	John A. Couri	06)	Christopher Pappas
03)	Joseph Cugine	07)	John Pappas
04)	Alan Guarino

The Board of Directors recommends you vote FOR the following proposals:

2.	To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 25, 2015.

3.	To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

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Voting Instructions

M90094-P60156